Elizabeth Gioia Vice President, Corporate Counsel
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com
March 16, 2022

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:    Prudential Annuities Life Assurance Corporation Variable Account B
    File No. 811-05438

Members of the Commission:
On behalf of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds for the period ended December 31, 2021, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Allspring Variable Trust	811-09255
Davis Variable Account Fund, Inc.	811-09293
Columbia Funds Variable Insurance Trust	811-05199
Columbia Funds Variable Series Trust II	811-22127
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
Nationwide Variable Insurance Trust	811-03213
ProFunds	811-08239
The Prudential Series Fund	811-03623
Rydex Variable Trust	811-08821
Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.
Please call me at (203) 402-1624 if you have any questions.

Very truly yours,

/s/Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel